EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CENTRAIS ELÉTRICAS BRASILEIRAS S.A. — ELETROBRAS (the “Company”) on Form 20-F for the fiscal year ended December 31, 2014, as originally filed with the U.S. Securities and Exchange Commission on May 1, 2017 and as amended on the date hereof  (the “Report”), I, Armando Casado de Araújo, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)  the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2017

By:	/s/ Armando Casado de Araújo
Armando Casado de Araújo
Chief Financial and Investor Relations Officer